Exhibit 99.1

Union Pacific Reports Third Quarter 2016 Results

Third Quarter Operating Ratio of 62.1 percent

FOR IMMEDIATE RELEASE

Third Quarter Results

•	Diluted earnings per share of $1.36 declined 9 percent.
•	Operating income totaled $2.0 billion, down 11 percent.
•	Operating ratio of 62.1 percent, up 1.8 points.

Omaha, Neb., October  20, 2016 – Union Pacific Corporation (NYSE: UNP) today reported 2016 third  quarter net income of $1.1 billion, or $1.36 per diluted share compared to $1.3 billion, or $1.50 per diluted share, in the third quarter 2015.

“Continued momentum from our productivity initiatives, as well as positive core pricing, helped partially offset the decline in total carload volumes.  While many of the same volume challenges have continued throughout the year, we are keeping a laser focus on our six value tracks.  This strategy ensures we provide our customers with an excellent value proposition and service experience, while efficiently and safely managing our resources,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.

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Third Quarter Summary

Operating revenue of nearly $5.2 billion was down 7 percent in the third quarter 2016 compared to the third quarter 2015.  Third quarter business volumes, as measured by total revenue carloads, declined 6 percent compared to 2015.  While shipments of agricultural products grew 11 percent, volumes declined in the remaining five business groups.  In addition:

•	Quarterly freight revenue decreased 7 percent compared to the third quarter 2015, as volume declines and lower fuel surcharge revenue more than offset core pricing gains.
•	Union Pacific’s 62.1 percent operating ratio was unfavorable by 1.8 points compared to the record third quarter 2015, but improved 3.1 points sequentially.
•	The $1.57 per gallon average quarterly diesel fuel price in the third quarter 2016 was 13 percent lower than the third quarter 2015.
•	Quarterly train speed, as reported to the Association of American Railroads, was 26.0 mph, 2 percent faster than the third quarter 2015.
•	The Company repurchased 9 million shares in the third quarter 2016 at an aggregate cost of $851 million.

Summary of Third Quarter Freight Revenues

•	Agricultural Products up 6 percent
•	Chemicals down 1 percent
•	Automotive down 8 percent
•	Intermodal down 9 percent
•	Industrial Products down 13 percent
•	Coal down 19 percent

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2016 Outlook

“The macroeconomic environment still has its challenges - an unstable global economy, the relatively strong U.S. dollar, and continued soft demand for consumer goods.  However, certain segments of the economy, such as grain and energy, are showing signs of life,” Fritz said.  “Closing out 2016 and heading into next year, we are optimistic about the opportunities that lie ahead.  In the coming months we will continue to do what Union Pacific does best - operate a safe, efficient, and productive network while providing an excellent customer experience and delivering solid shareholder returns.”

Third Quarter 2016 Earnings Conference Call

Union Pacific will host its third quarter 2016 earnings release presentation live over the Internet and via teleconference on Thursday, October  20, 2016 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2006-2015, Union Pacific invested approximately $33 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

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Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227.

Union Pacific Media contact:  Calli Hite at 402-544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; its ability to generate positive core pricing, financial returns, improve network performance and customer service, resource productivity and cost efficiency; implementation of corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2015, which was filed with the SEC on February 5, 2016.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2016	2015	%		2016	2015	%
Operating Revenues
Freight revenues	$4,837	$5,215	(7)%		$13,769	$15,534	(11)%
Other revenues	337	347	(3)		1,004	1,071	(6)
Total operating revenues	5,174	5,562	(7)		14,773	16,605	(11)
Operating Expenses
Compensation and benefits	1,191	1,267	(6)		3,564	3,941	(10)
Purchased services and materials	566	589	(4)		1,705	1,832	(7)
Depreciation	512	507	1		1,518	1,495	2
Fuel	392	484	(19)		1,058	1,589	(33)
Equipment and other rents	282	302	(7)		857	925	(7)
Other	271	205	32		764	689	11
Total operating expenses	3,214	3,354	(4)		9,466	10,471	(10)
Operating Income	1,960	2,208	(11)		5,307	6,134	(13)
Other income	29	30	(3)		152	198	(23)
Interest expense	(184)	(157)	17		(524)	(458)	14
Income before income taxes	1,805	2,081	(13)		4,935	5,874	(16)
Income taxes	(674)	(781)	(14)		(1,846)	(2,219)	(17)
Net Income	$1,131	$1,300	(13)%		$3,089	$3,655	(15)%

Share and Per Share
Earnings per share - basic	$1.36	$1.51	(10)%		$3.69	$4.19	(12)%
Earnings per share - diluted	$1.36	$1.50	(9)		$3.68	$4.18	(12)
Weighted average number of shares - basic	829.0	862.9	(4)		836.8	871.5	(4)
Weighted average number of shares - diluted	832.2	865.8	(4)		839.6	874.6	(4)
Dividends declared per share	$0.55	$0.55	-		$1.65	$1.65	-

Operating Ratio	62.1%	60.3%	1.8	pts	64.1%	63.1%	1.0	pts
Effective Tax Rate	37.3%	37.5%	(0.2)	pts	37.4%	37.8%	(0.4)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2016	2015	%	2016	2015	%
Freight Revenues (Millions)
Agricultural Products	$937	$880	6%	$2,664	$2,686	(1)%
Automotive	485	529	(8)	1,483	1,605	(8)
Chemicals	875	882	(1)	2,617	2,684	(2)
Coal	728	898	(19)	1,741	2,492	(30)
Industrial Products	855	979	(13)	2,519	2,966	(15)
Intermodal	957	1,047	(9)	2,745	3,101	(11)
Total	$4,837	$5,215	(7)%	$13,769	$15,534	(11)%
Revenue Carloads (Thousands)
Agricultural Products	258	232	11%	722	702	3%
Automotive	210	214	(2)	644	638	1
Chemicals	274	278	(1)	817	828	(1)
Coal	341	398	(14)	846	1,106	(24)
Industrial Products	283	319	(11)	832	933	(11)
Intermodal*	838	898	(7)	2,435	2,652	(8)
Total	2,204	2,339	(6)%	6,296	6,859	(8)%
Average Revenue per Car
Agricultural Products	$3,637	$3,793	(4)%	$3,691	$3,825	(4)%
Automotive	2,310	2,469	(6)	2,302	2,516	(9)
Chemicals	3,201	3,165	1	3,206	3,239	(1)
Coal	2,134	2,259	(6)	2,057	2,254	(9)
Industrial Products	3,019	3,073	(2)	3,028	3,179	(5)
Intermodal*	1,141	1,166	(2)	1,127	1,169	(4)
Average	$2,195	$2,229	(2)%	$2,187	$2,265	(3)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Assets
Cash and cash equivalents	$1,909	$1,391
Short-term investments	330	-
Other current assets	2,363	2,739
Investments	1,446	1,410
Net properties	49,939	48,866
Other assets	318	194
Total assets	$56,305	$54,600

Liabilities and Common Shareholders' Equity
Debt due within one year	$407	$594
Other current liabilities	2,850	2,612
Debt due after one year	15,205	13,607
Deferred income taxes	15,774	15,241
Other long-term liabilities	1,785	1,844
Total liabilities	36,021	33,898
Total common shareholders' equity	20,284	20,702
Total liabilities and common shareholders' equity	$56,305	$54,600

Debt to Capital	43.5%	40.7%
Adjusted Debt to Capital*	47.7%	45.7%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2016	2015
Operating Activities
Net income	$3,089	$3,655
Depreciation	1,518	1,495
Deferred income taxes	519	355
Other - net	341	120
Cash provided by operating activities	5,467	5,625

Investing Activities
Capital investments	(2,604)	(3,323)
Purchases of short-term investments	(580)	-
Maturities of short-term investments	250	-
Other - net	115	73
Cash used in investing activities	(2,819)	(3,250)

Financing Activities
Common shares repurchased	(2,100)	(2,795)
Debt issued	1,883	2,243
Dividends paid*	(1,382)	(1,877)
Debt repaid	(481)	(436)
Other - net	(50)	(18)
Cash used in financing activities	(2,130)	(2,883)

Net Change in Cash and Cash Equivalents	518	(508)
Cash and cash equivalents at beginning of year	1,391	1,586
Cash and Cash Equivalents at End of Period	$1,909	$1,078

Free Cash Flow**
Cash provided by operating activities	$5,467	$5,625
Cash used in investing activities	(2,819)	(3,250)
Dividends paid	(1,382)	(1,877)
Free cash flow	$1,266	$498

*The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015, as well as the third quarter 2015 dividend of $476 million, which was paid on September 30, 2015.  Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2016	2015	%	2016	2015	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	224,633	238,001	(6)%	633,056	702,822	(10)%
Employees (average)	42,756	47,515	(10)	43,154	48,446	(11)
GTMs (millions) per employee	5.25	5.01	5	14.67	14.51	1

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.57	$ 1.81	(13)%	$ 1.42	$ 1.92	(26)%
Fuel consumed in gallons (millions)	242	261	(7)	721	807	(11)
Fuel consumption rate*	1.075	1.097	(2)	1.139	1.149	(1)

AAR Reported Performance Measures
Average train speed (miles per hour)	26.0	25.6	2%	26.6	24.9	7%
Average terminal dwell time (hours)	28.0	28.7	(2)	27.9	29.2	(4)

Revenue Ton-Miles (Millions)
Agricultural Products	24,235	22,095	10%	68,091	66,358	3%
Automotive	4,381	4,446	(1)	13,487	13,489	-
Chemicals	16,719	17,697	(6)	50,832	54,583	(7)
Coal	35,030	42,215	(17)	83,614	115,157	(27)
Industrial Products	17,552	19,280	(9)	51,497	58,782	(12)
Intermodal	19,566	19,915	(2)	57,500	59,948	(4)
Total	117,483	125,648	(6)%	325,021	368,317	(12)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2016
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,502	$4,430	$4,837	$13,769
Other revenues	327	340	337	1,004
Total operating revenues	4,829	4,770	5,174	14,773
Operating Expenses
Compensation and benefits	1,213	1,160	1,191	3,564
Purchased services and materials	569	570	566	1,705
Depreciation	502	504	512	1,518
Fuel	320	346	392	1,058
Equipment and other rents	289	286	282	857
Other	249	244	271	764
Total operating expenses	3,142	3,110	3,214	9,466
Operating Income	1,687	1,660	1,960	5,307
Other income	46	77	29	152
Interest expense	(167)	(173)	(184)	(524)
Income before income taxes	1,566	1,564	1,805	4,935
Income taxes	(587)	(585)	(674)	(1,846)
Net Income	$979	$979	$1,131	$3,089

Share and Per Share
Earnings per share - basic	$1.16	$1.17	$1.36	$3.69
Earnings per share - diluted	$1.16	$1.17	$1.36	$3.68
Weighted average number of shares - basic	844.0	837.4	829.0	836.8
Weighted average number of shares - diluted	846.7	840.1	832.2	839.6
Dividends declared per share	$0.55	$0.55	$0.55	$1.65

Operating Ratio	65.1%	65.2%	62.1%	64.1%
Effective Tax Rate	37.5%	37.4%	37.3%	37.4%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2016
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$882	$845	$937	$2,664
Automotive	510	488	485	1,483
Chemicals	878	864	875	2,617
Coal	519	494	728	1,741
Industrial Products	834	830	855	2,519
Intermodal	879	909	957	2,745
Total	$4,502	$4,430	$4,837	$13,769
Revenue Carloads (Thousands)
Agricultural Products	235	229	258	722
Automotive	217	217	210	644
Chemicals	268	275	274	817
Coal	262	243	341	846
Industrial Products	274	275	283	832
Intermodal*	788	809	838	2,435
Total	2,044	2,048	2,204	6,296
Average Revenue per Car
Agricultural Products	$3,749	$3,692	$3,637	$3,691
Automotive	2,350	2,247	2,310	2,302
Chemicals	3,272	3,146	3,201	3,206
Coal	1,985	2,026	2,134	2,057
Industrial Products	3,041	3,025	3,019	3,028
Intermodal*	1,116	1,124	1,141	1,127
Average	$2,202	$2,163	$2,195	$2,187

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt (a)	$15,612	$14,201
Equity	20,284	20,702
Capital (b)	$35,896	$34,903
Debt to capital (a/b)	43.5%	40.7%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2016	2015
Debt	$15,612	$14,201
Net present value of operating leases	2,517	2,726
Unfunded pension and OPEB	367	463
Adjusted debt (a)	18,496	17,390
Equity	20,284	20,702
Adjusted capital (b)	$38,780	$38,092
Adjusted debt to capital (a/b)	47.7%	45.7%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.7% at September 30, 2016, and 4.8% at December 31, 2015. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.